Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Short Term Bond Fund, a series of Scudder Funds Trust, on Form N-CSR of the Scudder Short Term Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                               /s/Richard T. Hale
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder Short Term Bond Fund,
                                                a series of Scudder Funds Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Short Term Bond Fund, a series of Scudder Funds Trust, on Form N-CSR of the Scudder Short Term Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Short Term Bond Fund,
                                                 a series of Scudder Funds Trust